EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues
Discount revenue	$4,772	$4,815	$4,519	$4,697	$4,516	6	$14,106	$13,983	1
Net card fees	786	771	748	725	747	5	2,305	2,161	7
Other fees and commissions	767	752	713	677	694	11	2,232	2,076	8
Other	436	439	409	515	483	(10)	1,284	1,514	(15)
Total non-interest revenues	6,761	6,777	6,389	6,614	6,440	5	19,927	19,734	1
Interest income
Interest on loans	2,129	1,947	1,860	1,759	1,690	26	5,936	5,446	9
Interest and dividends on investment securities	22	23	23	27	34	(35)	68	104	(35)
Deposits with banks and other	91	82	60	35	40	#	233	104	#
Total interest income	2,242	2,052	1,943	1,821	1,764	27	6,237	5,654	10
Interest expense
Deposits	213	176	149	148	150	42	538	450	20
Long-term debt and other	354	346	294	265	280	26	994	841	18
Total interest expense	567	522	443	413	430	32	1,532	1,291	19
Net interest income	1,675	1,530	1,500	1,408	1,334	26	4,705	4,363	8
Total revenues net of interest expense	8,436	8,307	7,889	8,022	7,774	9	24,632	24,097	2
Provisions for losses
Charge card	214	163	213	200	174	23	590	496	19
Card Member loans	531	404	337	404	319	66	1,272	831	53
Other	24	17	23	21	11	#	64	74	(14)
Total provisions for losses	769	584	573	625	504	53	1,926	1,401	37
Total revenues net of interest expense after provisions for losses	7,667	7,723	7,316	7,397	7,270	5	22,706	22,696	-

Expenses
Marketing and promotion	814	830	700	1,205	930	(12)	2,344	2,445	(4)
Card Member rewards	1,900	1,926	1,807	1,758	1,566	21	5,633	5,035	12
Card Member services and other	363	349	321	292	278	31	1,033	841	23
Salaries and employee benefits	1,265	1,293	1,264	1,207	1,263	-	3,822	4,052	(6)
Professional services	501	521	512	721	630	(20)	1,534	1,862	(18)
Occupancy and equipment	568	484	475	506	429	32	1,527	1,332	15
Other, net	429	371	420	547	439	(2)	1,220	194	#
Total expenses	5,840	5,774	5,499	6,236	5,535	6	17,113	15,761	9
Pretax income	1,827	1,949	1,817	1,161	1,735	5	5,593	6,935	(19)
Income tax provision	471	609	580	336	593	(21)	1,660	2,352	(29)
Net income	$1,356	$1,340	$1,237	$825	$1,142	19	$3,933	$4,583	(14)
Net income attributable to common shareholders (A)	$1,324	$1,310	$1,206	$800	$1,112	19	$3,840	$4,485	(14)
Effective tax rate	25.8%	31.2%	31.9%	28.9%	34.2%		29.7%	33.9%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.51	$1.47	$1.34	$0.88	$1.21	25	$4.32	$4.77	(9)
Average common shares outstanding	878	890	899	910	920	(5)	889	940	(5)
Diluted
Net income attributable to common shareholders	$1.50	$1.47	$1.34	$0.88	$1.20	25	$4.30	$4.76	(10)
Average common shares outstanding	881	893	903	913	923	(5)	892	943	(5)
Cash dividends declared per common share	$0.35	$0.32	$0.32	$0.32	$0.32	9	$0.99	$0.90	10

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change
Assets
Cash & cash equivalents	$26	$30	$29	$25	$27	(4)
Card Member receivables, less reserves	51	49	47	47	45	13
Card Member Loans, less reserves	66	65	62	64	60	10
Investment securities	3	3	4	3	4	(25)
Other (B)	23	20	19	20	17	35
Total assets	$169	$167	$161	$159	$153	10

Liabilities and Shareholders' Equity
Customer deposits	$61	$58	$54	$53	$54	13
Short-term borrowings	2	3	4	6	3	(33)
Long-term debt	49	52	52	47	45	9
Other (B)	36	33	30	32	30	20
Total liabilities	148	146	140	138	132	12

Shareholders' Equity	21	21	21	21	21	-
Total liabilities and shareholders' equity	$169	$167	$161	$159	$153	10

Return on average equity (C)	22.7%	21.7%	25.1%	26.0%	26.1%
Return on average common equity (C)	23.9%	22.9%	26.5%	27.5%	27.6%
Book value per common share (dollars)	$22.39	$22.14	$21.62	$20.93	$21.20	6

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16
Shares Outstanding (in millions)
Beginning of period	885	895	904	917	925
Repurchase of common shares	(15)	(10)	(11)	(15)	(8)
Net impact of employee benefit plans and others	1	-	2	2	-
End of period	871	885	895	904	917

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	11.9%	12.3%	12.7%	12.3%	13.6%
Tier 1	13.0%	13.5%	13.9%	13.5%	14.9%
Total	14.7%	15.2%	15.6%	15.2%	16.6%

Common Equity Tier 1	$16.4	$16.4	$16.3	$16.1	$16.8
Tier 1 Capital	$17.9	$18.0	$17.8	$17.7	$18.4
Tier 2 Capital	$2.3	$2.3	$2.2	$2.2	$2.1
Total Capital	$20.2	$20.3	$20.0	$19.9	$20.5
RWA	$138.0	$133.5	$128.6	$131.0	$123.6
Tier 1 Leverage	10.9%	11.0%	11.5%	11.6%	11.9%
Supplementary Leverage Ratio (SLR) (E)	9.3%	9.4%	9.9%	10.0%	10.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$164.6	$164.2	$155.0	$152.7	$154.2
Total Leverage Exposure to calculate SLR	$191.7	$190.4	$180.5	$177.5	$178.7

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (D) (G)
RWA	$139.2	$135.0	$130.3	$131.9	$124.7
Risk-Based Capital (Common Equity Tier 1)	$16.1	$16.1	$16.0	$15.6	$16.3
Risk-Based Capital (Tier 1)	$17.6	$17.7	$17.5	$17.2	$17.9
Common Equity Tier 1 ratio (H)	11.5%	12.0%	12.3%	11.8%	13.1%
Tier 1 Risk-Based Capital Ratio (I)	12.7%	13.1%	13.5%	13.0%	14.3%
Supplementary Leverage Ratio (J)	9.2%	9.3%	9.7%	9.7%	10.0%

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Card billed business (K)
United States	$176.4	$177.6	$165.4	$174.4	$164.6	7	$519.4	$526.0	(1)
Outside the United States	95.5	92.0	86.9	88.8	86.6	10	274.4	248.3	11
Worldwide	$271.9	$269.6	$252.3	$263.2	$251.2	8	$793.8	$774.3	3
Proprietary	$225.3	$223.8	$208.9	$218.6	$206.4	9	$658.0	$645.2	2
Global Network Services (GNS)	46.6	45.8	43.4	44.6	44.8	4	135.8	129.1	5
Worldwide	$271.9	$269.6	$252.3	$263.2	$251.2	8	$793.8	$774.3	3
Total cards-in-force (millions) (L)
United States	49.5	48.9	48.2	47.5	47.1	5	49.5	47.1	5
Outside the United States	63.4	63.3	63.0	62.4	61.7	3	63.4	61.7	3
Worldwide	112.9	112.2	111.2	109.9	108.8	4	112.9	108.8	4
Proprietary	63.9	63.0	62.2	61.3	60.7	5	63.9	60.7	5
GNS	49.0	49.2	49.0	48.6	48.1	2	49.0	48.1	2
Worldwide	112.9	112.2	111.2	109.9	108.8	4	112.9	108.8	4
Basic cards-in-force (millions) (L)
United States	39.0	38.6	38.1	37.4	37.0	5	39.0	37.0	5
Outside the United States	52.7	52.6	52.2	51.7	51.1	3	52.7	51.1	3
Worldwide	91.7	91.2	90.3	89.1	88.1	4	91.7	88.1	4
Average basic Card Member spending (dollars) (M)
United States	$5,018	$5,128	$4,859	$5,181	$4,937	2	$15,009	$13,732	9
Outside the United States	$3,598	$3,468	$3,283	$3,401	$3,264	10	$10,351	$9,667	7
Worldwide	$4,596	$4,633	$4,387	$4,647	$4,433	4	$13,620	$12,628	8
Card Member loans
United States	$59.9	$58.5	$56.6	$58.3	$53.9	11	$59.9	$53.9	11
Outside the United States	8.0	7.5	7.0	7.0	6.7	19	8.0	6.7	19
Worldwide	$67.9	$66.0	$63.6	$65.3	$60.6	12	$67.9	$60.6	12

Average discount rate (N)	2.42%	2.44%	2.45%	2.44%	2.47%		2.44%	2.45%
Average fee per card (dollars) (M)	$49	$49	$48	$47	$49	-	$49	$43	14

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Worldwide Card Member receivables (O)
Total receivables	$51.5	$49.4	$47.6	$47.3	$45.3	14	$51.5	$45.3	14
Loss reserves (millions):
Beginning balance	$475	$491	$467	$437	$423	12	$467	$462	1
Provisions (P)	214	163	213	200	174	23	590	496	19
Net write-offs (Q)	(175)	(179)	(194)	(156)	(159)	10	(548)	(518)	6
Other (R)	(2)	-	5	(14)	(1)	#	3	(3)	#
Ending balance	$512	$475	$491	$467	$437	17	$512	$437	17
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (S)	1.5%	1.5%	1.7%	1.3%	1.4%		1.6%	1.6%
Net write-off rate, excluding GCP (principal and fees) (S)	1.7%	1.7%	2.0%	1.5%	1.6%		1.8%	1.8%
30+ days past due as a % of total, excluding GCP	1.3%	1.3%	1.5%	1.4%	1.4%		1.3%	1.4%
GCP Net loss ratio (as a % of charge volume) (T)	0.09%	0.10%	0.11%	0.10%	0.11%		0.10%	0.09%
GCP 90+ days past billing as a % of total (T)	0.9%	0.8%	0.7%	0.9%	0.8%		0.9%	0.8%

Worldwide Card Member loans (O)
Total loans	$67.9	$66.0	$63.6	$65.3	$60.6	12	$67.9	$60.6	12
Loss reserves (millions):
Beginning balance	$1,320	$1,248	$1,223	$1,114	$1,091	21	$1,223	$1,028	19
Provisions (P)	531	404	337	404	319	66	1,272	831	53
Net write-offs - principal (Q)	(299)	(285)	(272)	(243)	(250)	20	(856)	(687)	25
Net write-offs - interest and fees (Q)	(57)	(55)	(51)	(47)	(48)	19	(163)	(128)	27
Other (R)	7	8	11	(5)	2	#	26	70	(63)
Ending balance	$1,502	$1,320	$1,248	$1,223	$1,114	35	$1,502	$1,114	35
Ending reserves - principal	$1,427	$1,247	$1,179	$1,160	$1,050	36	$1,427	$1,050	36
Ending reserves - interest and fees	$75	$73	$69	$63	$64	17	$75	$64	17
% of loans	2.2%	2.0%	2.0%	1.9%	1.8%		2.2%	1.8%
% of past due	174%	167%	158%	161%	160%		174%	160%
Average loans	$67.1	$65.1	$63.9	$62.6	$60.3	11	$65.4	$58.9	11
Net write-off rate (principal only) (S)	1.8%	1.8%	1.7%	1.6%	1.7%		1.7%	1.6%
Net write-off rate (principal, interest and fees) (S)	2.1%	2.1%	2.0%	1.9%	2.0%		2.1%	1.8%
30+ days past due loans as a % of total	1.3%	1.2%	1.2%	1.2%	1.1%		1.3%	1.1%

Net interest income divided by average loans (U)	10.0%	9.4%	9.4%	9.0%	8.8%		9.6%	8.7%
Net interest yield on Card Member loans (U)	10.7%	10.3%	10.3%	9.9%	9.8%		10.5%	9.6%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q3'17
Non-interest revenues	$1,976	$1,277	$2,360	$1,088	$60	$6,761
Interest income	1,509	271	351	-	111	2,242
Interest expense	202	65	144	(65)	221	567
Total revenues net of interest expense	3,283	1,483	2,567	1,153	(50)	8,436
Total provision	459	106	194	8	2	769
Pretax income (loss)	700	307	772	517	(469)	1,827
Income tax provision (benefit)	225	21	243	149	(167)	471
Net income (loss)	475	286	529	368	(302)	1,356
Q3'16
Non-interest revenues	$1,849	$1,205	$2,240	$1,044	$102	$6,440
Interest income	1,178	231	282	-	73	1,764
Interest expense	125	55	98	(60)	212	430
Total revenues net of interest expense	2,902	1,381	2,424	1,104	(37)	7,774
Total provision	275	84	134	8	3	504
Pretax income (loss)	615	208	729	571	(388)	1,735
Income tax provision (benefit)	214	53	263	212	(149)	593
Net income (loss)	401	155	466	359	(239)	1,142
YOY % change
Non-interest revenues	7	6	5	4	(41)	5
Interest income	28	17	24	-	52	27
Interest expense	62	18	47	8	4	32
Total revenues net of interest expense	13	7	6	4	35	9
Total provision	67	26	45	-	(33)	53
Pretax income (loss)	14	48	6	(9)	21	5
Income tax provision (benefit)	5	(60)	(8)	(30)	12	(21)
Net income (loss)	18	85	14	3	26	19

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (V)					Reported	FX-Adjusted (V)
	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	FY'17	FY'17
Worldwide (W)
Total Billed Business	8%	-	(1%)	(4%)	(3%)	8%	1%	-	(3%)	(3%)	3%	3%
Proprietary billed business	9	(1)	(2)	(5)	(5)	9	-	(2)	(4)	(5)	2	2
GNS billed business (X)	4	5	7	3	10	4	5	6	4	10	5	5
Airline-related volume (8% of Q3'17 worldwide billed business)	5	1	1	(3)	(6)	3	1	2	(1)	(5)	2	2

United States (W)
Billed Business	7	(4)	(6)	(8)	(9)	n/a	n/a	n/a	n/a	n/a	(1)	n/a
Proprietary consumer card billed business (Y)	7	(9)	(13)	(14)	(15)	n/a	n/a	n/a	n/a	n/a	(6)	n/a
Proprietary small business and corporate services billed business (Z)	9	4	2	1	(1)	n/a	n/a	n/a	n/a	n/a	5	n/a
T&E-related volume (25% of Q3'17 U.S. billed business)	3	(3)	(5)	(6)	(7)	n/a	n/a	n/a	n/a	n/a	(2)	n/a
Non-T&E-related volume (75% of Q3'17 U.S. billed business)	8	(4)	(7)	(9)	(9)	n/a	n/a	n/a	n/a	n/a	(1)	n/a
Airline-related volume (7% of Q3'17 U.S. billed business)	2	(1)	(4)	(6)	(11)	n/a	n/a	n/a	n/a	n/a	(1)	n/a

Outside the United States (W)
Billed Business	10	9	12	7	10	9	11	13	11	11	11	11
Japan, Asia Pacific & Australia ("JAPA") billed business	8	12	16	14	22	9	13	14	13	16	12	12
Latin America & Canada ("LACC") billed business	10	8	10	1	-	8	9	9	7	7	10	9
Europe, Middle East & Africa ("EMEA") billed business	13	7	7	1	2	10	10	12	9	7	9	11
Proprietary consumer card billed business (X)	15	9	8	4	6	13	12	11	10	8	11	12
Proprietary small business and corporate services billed business (Z)	14	8	13	7	6	11	10	14	11	6	12	12

See Appendix V for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,976	$1,999	$1,857	$1,927	$1,849	7	$5,832	$5,947	(2)
Interest income	1,509	1,369	1,308	1,235	1,178	28	4,186	3,847	9
Interest expense	202	171	146	132	125	62	519	404	28
Net interest income	1,307	1,198	1,162	1,103	1,053	24	3,667	3,443	7
Total revenues net of interest expense	3,283	3,197	3,019	3,030	2,902	13	9,499	9,390	1
Provisions for losses	459	345	294	363	275	67	1,098	702	56
Total revenues net of interest expense after provisions for losses	2,824	2,852	2,725	2,667	2,627	7	8,401	8,688	(3)
Expenses
Marketing, promotion, rewards, Card Member services and other	1,440	1,469	1,297	1,425	1,274	13	4,206	3,991	5
Salaries and employee benefits and other operating expenses	684	714	728	761	738	(7)	2,126	1,297	64
Total expenses	2,124	2,183	2,025	2,186	2,012	6	6,332	5,288	20
Pretax segment income	700	669	700	481	615	14	2,069	3,400	(39)
Income tax provision	225	229	231	130	214	5	685	1,238	(45)
Segment income	$475	$440	$469	$351	$401	18	$1,384	$2,162	(36)
Effective tax rate	32.1%	34.2%	33.0%	27.0%	34.8%		33.1%	36.4%

(Billions, except percentages and where indicated)
Card billed business	$83.7	$84.8	$77.5	$84.3	$78.6	6	$246.0	$261.0	(6)
Total cards-in-force (millions)	34.4	33.8	33.2	32.7	32.3	7	34.4	32.3	7
Basic cards-in-force (millions)	24.6	24.2	23.7	23.3	22.9	7	24.6	22.9	7
Average basic Card Member spending (dollars) (M)	$3,433	$3,538	$3,297	$3,643	$3,452	(1)	$10,271	$9,878	4

Total segment assets	$87.7	$86.8	$81.2	$87.4	$79.4	10	$87.7	$79.4	10
Segment capital (AA)	$7.1	$7.1	$7.1	$7.2	$7.5	(5)	$7.1	$7.5	(5)
Return on average segment capital (AA)	24.2%	23.3%	31.9%	34.9%	37.4%		24.2%	37.4%

Card Member receivables
Total receivables	$11.2	$11.3	$10.9	$12.3	$10.1	11	$11.2	$10.1	11
30+ days past due as a % of total	1.2%	1.1%	1.3%	1.2%	1.4%		1.2%	1.4%
Net write-off rate (principal only) (S)	1.2%	1.2%	1.5%	1.3%	1.1%		1.3%	1.4%
Net write-off rate (principal and fees) (S)	1.3%	1.4%	1.7%	1.5%	1.3%		1.5%	1.6%
Card Member loans
Total loans	$49.3	$48.3	$46.7	$48.8	$44.9	10	$49.3	$44.9	10
30+ days past due loans as a % of total	1.3%	1.1%	1.2%	1.1%	1.1%		1.3%	1.1%
Average loans	$49.0	$47.7	$47.2	$46.5	$44.8	9	$48.1	$43.7	10
Net write-off rate (principal only) (S)	1.8%	1.8%	1.7%	1.5%	1.6%		1.7%	1.5%
Net write-off rate (principal, interest and fees) (S)	2.1%	2.1%	2.0%	1.8%	1.9%		2.0%	1.8%

Net interest income divided by average loans (U)	10.7%	10.0%	9.8%	9.5%	9.4%		10.2%	9.2%
Net interest yield on Card Member loans (U)	10.6%	10.1%	10.0%	9.6%	9.5%		10.2%	9.3%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,277	$1,247	$1,195	$1,198	$1,205	6	$3,719	$3,587	4
Interest income	271	246	235	230	231	17	752	692	9
Interest expense	65	60	53	52	55	18	178	167	7
Net interest income	206	186	182	178	176	17	574	525	9
Total revenues net of interest expense	1,483	1,433	1,377	1,376	1,381	7	4,293	4,112	4
Provisions for losses	106	84	66	92	84	26	256	233	10
Total revenues net of interest expense after provisions for losses	1,377	1,349	1,311	1,284	1,297	6	4,037	3,879	4
Expenses
Marketing, promotion, rewards, Card Member services and other	587	561	505	642	554	6	1,653	1,535	8
Salaries and employee benefits and other operating expenses	483	513	514	560	535	(10)	1,510	1,608	(6)
Total expenses	1,070	1,074	1,019	1,202	1,089	(2)	3,163	3,143	1
Pretax segment income	307	275	292	82	208	48	874	736	19
Income tax provision/(benefit)	21	66	74	(2)	53	(60)	161	165	(2)
Segment income	$286	$209	$218	$84	$155	85	$713	$571	25
Effective tax rate	6.8%	24.0%	25.3%	(2.4%)	25.5%		18.4%	22.4%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$30.5	$28.9	$26.6	$28.1	$26.6	15	$86.0	$77.8	11
Global Network Services (GNS)	46.6	45.8	43.4	44.6	44.8	4	135.8	129.1	5
Total	$77.1	$74.7	$70.0	$72.7	$71.4	8	$221.8	$206.9	7

Total cards-in-force (millions)
Proprietary	15.6	15.4	15.3	15.0	14.8	5	15.6	14.8	5
GNS	49.0	49.2	49.0	48.6	48.1	2	49.0	48.1	2
Total	64.6	64.6	64.3	63.6	62.9	3	64.6	62.9	3

Proprietary basic cards-in-force (millions)	10.8	10.6	10.5	10.3	10.3	5	10.8	10.3	5
Average basic Card Member spending (dollars) (M)	$2,840	$2,726	$2,542	$2,720	$2,596	9	$8,111	$7,665	6

Total segment assets	$38.9	$37.6	$36.1	$35.7	$34.4	13	$38.9	$34.4	13
Segment capital (AA)	$2.9	$2.8	$2.7	$2.5	$2.7	7	$2.9	$2.7	7
Return on average segment capital (AA)	29.5%	25.2%	26.4%	25.4%	26.4%		29.5%	26.4%

Card Member receivables
Total receivables	$6.5	$6.0	$5.5	$6.0	$5.6	16	$6.5	$5.6	16
30+ days past due as a % of total	1.4%	1.4%	1.5%	1.3%	1.5%		1.4%	1.5%
Net write-off rate (principal only) (S)	2.2%	1.9%	2.1%	1.8%	2.0%		2.1%	2.1%
Net write-off rate (principal and fees) (S)	2.4%	2.0%	2.3%	1.9%	2.2%		2.2%	2.3%
Card Member loans
Total loans	$7.8	$7.2	$6.8	$7.0	$6.7	16	$7.8	$6.7	16
30+ days past due loans as a % of total	1.6%	1.7%	1.7%	1.6%	1.7%		1.6%	1.7%
Average loans	$7.5	$7.1	$6.9	$6.8	$6.7	12	$7.2	$6.8	6
Net write-off rate (principal only) (S)	2.2%	2.0%	2.0%	2.0%	2.1%		2.1%	2.0%
Net write-off rate (principal, interest and fees) (S)	2.7%	2.5%	2.5%	2.5%	2.6%		2.6%	2.5%

Net interest income divided by average loans (U)	11.0%	10.5%	10.6%	10.5%	10.5%		10.6%	10.4%
Net interest yield on Card Member loans (U)	11.6%	11.2%	11.1%	11.0%	11.2%		11.2%	10.9%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$2,360	$2,368	$2,271	$2,297	$2,240	5	$6,999	$6,710	4
Interest income	351	334	319	296	282	24	1,004	913	10
Interest expense	144	129	109	104	98	47	382	297	29
Net interest income	207	205	210	192	184	13	622	616	1
Total revenues net of interest expense	2,567	2,573	2,481	2,489	2,424	6	7,621	7,326	4
Provisions for losses	194	154	208	171	134	45	556	433	28
Total revenues net of interest expense after provisions for losses	2,373	2,419	2,273	2,318	2,290	4	7,065	6,893	2
Expenses
Marketing, promotion, rewards, Card Member services and other	905	949	938	983	808	12	2,792	2,415	16
Salaries and employee benefits and other operating expenses	696	697	705	790	753	(8)	2,098	2,078	1
Total expenses	1,601	1,646	1,643	1,773	1,561	3	4,890	4,493	9
Pretax segment income	772	773	630	545	729	6	2,175	2,400	(9)
Income tax provision	243	273	212	163	263	(8)	728	873	(17)
Segment income	$529	$500	$418	$382	$466	14	$1,447	$1,527	(5)
Effective tax rate	31.5%	35.3%	33.7%	29.9%	36.1%		33.5%	36.4%

(Billions, except percentages and where indicated)
Card billed business	$109.7	$109.0	$102.8	$105.1	$100.1	10	$321.5	$302.8	6
Total cards-in-force (millions)	13.9	13.8	13.7	13.6	13.6	2	13.9	13.6	2
Basic cards-in-force (millions)	13.9	13.8	13.7	13.6	13.6	2	13.9	13.6	2
Average basic Card Member spending (dollars) (M)	$7,907	$7,920	$7,533	$7,729	$7,386	7	$23,364	$20,857	12

Total segment assets	$52.7	$51.0	$48.3	$46.5	$46.8	13	$52.7	$46.8	13
Segment capital (AA)	$7.3	$7.4	$7.2	$7.0	$7.3	-	$7.3	$7.3	-
Return on average segment capital (AA)	25.3%	24.2%	25.4%	26.4%	28.0%		25.3%	28.0%

Card Member receivables	$33.8	$32.1	$31.2	$29.0	$29.6	14	$33.8	$29.6	14
Card Member loans	$10.7	$10.4	$10.0	$9.5	$9.1	18	$10.7	$9.1	18

Card Member receivables
Total receivables - GCP (T)	$17.9	$16.9	$16.6	$14.8	$15.8	13	$17.9	$15.8	13
90+ days past billing as a % of total - GCP (T)	0.9%	0.8%	0.7%	0.9%	0.8%		0.9%	0.8%
Net loss ratio (as a % of charge volume) - GCP (T)	0.09%	0.10%	0.11%	0.10%	0.11%		0.10%	0.09%
Total receivables - Global Small Business Services (GSBS) (AB)	$15.9	$15.2	$14.6	$14.3	$13.8	15	$15.9	$13.8	15
30+ days past due as a % of total - GSBS	1.4%	1.4%	1.6%	1.6%	1.5%		1.4%	1.5%
Net write-off rate (principal only) - GSBS (S)	1.5%	1.6%	1.8%	1.2%	1.3%		1.6%	1.6%
Net write-off rate (principal and fees) - GSBS (S)	1.7%	1.8%	2.0%	1.4%	1.5%		1.8%	1.8%
Card Member loans (AC)
Total loans - GSBS	$10.7	$10.3	$10.0	$9.5	$9.0	19	$10.7	$9.0	19
30+ days past due as a % of total - GSBS	1.1%	1.1%	1.2%	1.1%	1.1%		1.1%	1.1%
Average loans - GSBS	$10.5	$10.1	$9.6	$9.3	$8.8	19	$10.1	$8.4	20
Net write-off rate (principal only) - GSBS (S)	1.6%	1.5%	1.6%	1.4%	1.5%		1.6%	1.4%
Net write-off rate (principal, interest and fees) - GSBS (S)	1.9%	1.8%	1.8%	1.7%	1.8%		1.9%	1.7%

Net interest income divided by average loans (U)	7.9%	8.0%	8.7%	8.3%	8.3%		8.2%	8.4%
Net interest yield on Card Member loans (U)	10.8%	10.9%	11.1%	10.6%	10.6%		10.9%	10.4%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,088	$1,086	$1,017	$1,063	$1,044	4	$3,191	$3,172	1
Interest income	-	1	-	-	-	-	1	1	-
Interest expense	(65)	(65)	(58)	(57)	(60)	8	(188)	(180)	4
Net interest income	65	66	58	57	60	8	189	181	4
Total revenues net of interest expense	1,153	1,152	1,075	1,120	1,104	4	3,380	3,353	1
Provisions for losses	8	-	3	4	8	-	11	21	(48)
Total revenues net of interest expense after provisions for losses	1,145	1,152	1,072	1,116	1,096	4	3,369	3,332	1
Expenses
Marketing, promotion, rewards, Card Member services and other	48	37	32	61	55	(13)	117	171	(32)
Salaries and employee benefits and other operating expenses	580	435	473	499	470	23	1,488	1,422	5
Total expenses	628	472	505	560	525	20	1,605	1,593	1
Pretax segment income	517	680	567	556	571	(9)	1,764	1,739	1
Income tax provision	149	250	204	187	212	(30)	603	650	(7)
Segment income	$368	$430	$363	$369	$359	3	$1,161	$1,089	7
Effective tax rate	28.8%	36.8%	36.0%	33.6%	37.1%		34.2%	37.4%

Loyalty Coalition revenue	$116	$114	$102	$106	$106	9	$332	$304	9

(Billions, except percentages and where indicated)
Average discount rate (N)	2.42%	2.44%	2.45%	2.44%	2.47%		2.44%	2.45%
Total segment assets	$26.7	$25.5	$24.5	$24.3	$23.2	15	$26.7	$23.2	15
Segment capital (AA)	$2.6	$2.7	$2.7	$2.5	$2.3	13	$2.6	$2.3	13
Return on average segment capital (AA)	59.3%	59.8%	59.1%	60.2%	59.9%		59.3%	59.9%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)

Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2017	2017	2017	2016	2016
ROE
Net income	$4,758	$4,544	$5,219	$5,408	$5,482
Average shareholders' equity	$21,000	$20,909	$20,786	$20,805	$20,969
Return on average equity (C)	22.7%	21.7%	25.1%	26.0%	26.1%

Reconciliation of ROCE
Net income	$4,758	$4,544	$5,219	$5,408	$5,482
Preferred shares dividends and related accretion	80	80	80	80	81
Earnings allocated to participating share awards and other	38	36	42	43	43
Net income attributable to common shareholders	$4,640	$4,428	$5,097	$5,285	$5,358

Average shareholders' equity	$21,000	$20,909	$20,786	$20,805	$20,969
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$19,416	$19,325	$19,202	$19,221	$19,385
Return on average common equity (C)	23.9%	22.9%	26.5%	27.5%	27.6%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Components of Return on Average Segment Capital (ROSC)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2017	2017	2017	2016	2016
U.S. Consumer Services
Segment income	$1,735	$1,661	$2,288	$2,513	$2,703
Average segment capital (AA)	$7,181	$7,133	$7,184	$7,204	$7,235
Return on average segment capital (AA)	24.2%	23.3%	31.9%	34.9%	37.4%

International Consumer and Network Services
Segment income	$797	$666	$685	$655	$711
Average segment capital (AA)	$2,703	$2,646	$2,592	$2,577	$2,695
Return on average segment capital (AA)	29.5%	25.2%	26.4%	25.4%	26.4%

Global Commercial Services
Segment income	$1,829	$1,766	$1,842	$1,909	$2,014
Average segment capital (AA)	$7,227	$7,290	$7,262	$7,237	$7,202
Return on average segment capital (AA)	25.3%	24.2%	25.4%	26.4%	28.0%

Global Merchant Services
Segment income	$1,530	$1,521	$1,464	$1,458	$1,453
Average segment capital (AA)	$2,582	$2,546	$2,478	$2,420	$2,425
Return on average segment capital (AA)	59.3%	59.8%	59.1%	60.2%	59.9%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Net Interest Yield on Card Member Loans
(Millions, except percentages and where indicated)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	FY'17	FY'16
Consolidated
Net interest income	$1,675	$1,530	$1,500	$1,408	$1,334	$4,705	$4,363
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	315	302	252	238	261	869	746
Interest income not attributable to the Company's Card Member loan portfolio	(174)	(155)	(130)	(94)	(104)	(459)	(309)
Adjusted net interest income (AD)	$1,816	$1,677	$1,622	$1,552	$1,491	$5,115	$4,800
Average loans including Held for Sale (billions)	$67.1	$65.1	$63.9	$62.6	$60.3	$65.4	$66.6
Net interest income divided by average loans (AE)	10.0%	9.4%	9.4%	9.0%	8.8%	9.6%	8.7%
Net interest yield on Card Member loans (AF)	10.7%	10.3%	10.3%	9.9%	9.8%	10.5%	9.6%

U.S. Consumer Services
Net interest income	$1,307	$1,198	$1,162	$1,103	$1,053	$3,667	$3,443
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	33	28	23	21	20	84	59
Interest income not attributable to the Company's Card Member loan portfolio	(29)	(23)	(18)	(8)	(6)	(70)	(16)
Adjusted net interest income (AD)	$1,311	$1,203	$1,167	$1,116	$1,067	$3,681	$3,486
Average loans including Held for Sale (billions)	$49.0	$47.7	$47.2	$46.5	$44.8	$48.1	$50.1
Net interest income divided by average loans (AE)	10.7%	10.0%	9.8%	9.5%	9.4%	10.2%	9.2%
Net interest yield on Card Member loans (AF)	10.6%	10.1%	10.0%	9.6%	9.5%	10.2%	9.3%

International Consumer and Network Services
Net interest income	$206	$186	$182	$178	$176	$574	$525
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	17	14	10	11	12	41	33
Interest income not attributable to the Company's Card Member loan portfolio	(4)	(3)	(3)	-	-	(10)	(7)
Adjusted net interest income (AD)	$219	$197	$189	$189	$188	$605	$551
Average loans (billions)	$7.5	$7.1	$6.9	$6.8	$6.7	$7.2	$6.8
Net interest income divided by average loans (AE)	11.0%	10.5%	10.6%	10.5%	10.5%	10.6%	10.4%
Net interest yield on Card Member loans (AF)	11.6%	11.2%	11.1%	11.0%	11.2%	11.2%	10.9%

Global Commercial Services
Net interest income	$207	$205	$210	$193	$184	$622	$616
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	108	99	83	81	79	290	231
Interest income not attributable to the Company's Card Member loan portfolio	(29)	(27)	(27)	(26)	(28)	(83)	(85)
Adjusted net interest income (AD)	$286	$277	$266	$248	$235	$829	$762
Average loans including Held for Sale (billions)	$10.5	$10.2	$9.7	$9.3	$8.8	$10.1	$9.8
Net interest income divided by average loans (AE)	7.9%	8.0%	8.7%	8.3%	8.3%	8.2%	8.4%
Net interest yield on Card Member loans (AF)	10.8%	10.9%	11.1%	10.6%	10.6%	10.9%	10.4%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Reconciliations of Adjustments
(Millions, except percentages and where indicated)

	Q3'17	Q3'16	YOY % Change
Adjusted Operating Expenses
Operating expenses (AG)	$2,763	$2,761	-
U.S. Loyalty Coalition and Prepaid charges (pre-tax) (AH)	(155)
Q3'16 Restructuring charge (pre-tax)		(44)
Adjusted Operating Expenses	$2,608	$2,717	(4)

See Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $11 million, $11 million, $10 million, $6 million and $9 million in Q3'17, Q2'17, Q1'17, Q4'16 and Q3'16, respectively, and (ii) dividends on preferred shares of $21 million, $19 million, $21 million, $19 million, $21 million in Q3'17, Q2'17, Q1'17, Q4'16 and Q3'16, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company's Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)
These ratios represent preliminary estimates for the current period as of the date of Third Quarter 2017 Earnings Release and may be revised in the Company's 2017 Form 10-Q for period ended September 30, 2017.

(E)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company's current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company's business changes.

(H)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(I)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(J)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote E for a definition of Total Leverage Exposure).

(K)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(L)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12-month period.

(M)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(N)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(O)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification through the sale completion dates.

(P)	Provisions for principal, interest and/or fee reserve components.
(Q)	Consists of principal, interest and/or fees, less recoveries.
(R)
Card Member loans includes a reserve of $60 million related to loan balances of $245 million in Q2'16, reclassified from HFS to held for investment.  In addition, Other includes foreign currency translation adjustments and other items for all periods.

(S)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(T)	GCP includes global, large and middle markets corporate accounts.
(U)
See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(V)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q3'17 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(W)	Captions not designated as "proprietary" or "GNS" include both proprietary and GNS data.
(X)	Included in ICNS.
(Y)	Included in USCS.
(Z)	Included in GCS.
(AA)
Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.  Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Refer to Appendix II for components of return on average segment capital.

(AB)	GSBS includes small business in the U.S. and international small business services.
(AC)
Effective Q3'17, GSBS loans and associated metrics include small business in the U.S. and international small business services.  Prior to Q3'17, due to certain system limitations, international small business services loans and associated credit metrics were reported within the international consumer business, in the ICNS segment, which were insignificant to both ICNS and GCS.

(AD)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(AE)
This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(AF)
Net interest yield on Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AG)	Operating expenses represent salaries and employee benefits, professional services, occupancy and equipment, communications, and other, net.
(AH)	Includes asset impairments and restructuring and other charges.